1 Allscripts Investor Presentation JANUARY 2012 J.P. Morgan 30 th Annual Healthcare Conference Exhibit 99.1

A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Forward Looking Statement
This presentation contains forward-looking statements within the meaning of the federal securities laws. Statements regarding future events or developments, our future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Such risks, uncertainties and other factors include, among other things: the risk that we will not achieve the strategic benefits of the merger (the “Eclipsys Merger”) with Eclipsys Corporation (“Eclipsys”); the possibility that the expected synergies and cost savings of the Eclipsys Merger will not be realized, or will not be realized within the expected time period;
the risk that our business will not be integrated successfully with the business of Eclipsys; disruption from the Eclipsys Merger and related transactions making it more difficult to maintain business relationships with customers, partners and others; unexpected requirements to achieve interoperability certification pursuant to the Health Information Technology for Economic and Clinical Health Act, with resulting increases in development and other costs for us; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that our products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; errors or similar problems in our software products; the outcome of any legal proceeding that has been or may be instituted against us and others; compliance obligations under existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry, including possible regulation of our software by the U.S. Food and
Drug Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009,
as well as elements of the Patient Protection and Affordable Care Act (aka health reform) which pertains to health IT adoption;
maintaining our intellectual property rights and litigation involving intellectual property rights; legislative, regulatory and economic developments; risks related to third-party suppliers and our ability to obtain, use or successfully integrate third-party licensed technology and breach of our security by third parties. See our Transition Report on Form 10-KT for the seven months ended December
31, 2010 and our subsequent filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our business. The statements herein speak only as of their date and we undertake no duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations.

A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
A Connected Community
of Health
™
OUR VISION
Allscripts is the leading provider
of Electronic Health Record (EHR),
practice management and other
clinical, revenue cycle, connectivity
and information solutions for
physicians, hospitals & post-acute
organizations

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
OUR CLIENTS
•
180,000 Physicians
•
50,000 Physician Practices
•
1,500 Hospitals
•
10,000 Post-acute Facilities
•
27,000 Clinicians In Patients
Homes Every Day
OUR COMPANY
•
~$1.3BB 2010 Non-GAAP
Revenue
•
6,000 Employees
•
$160MM in R&D & Growing
•
Leader in Innovation
•
~$3.5BB Market Capitalization
•
1 Complete Set of Solutions
Allscripts: Who We Are

Please see the Non-GAAP reconciliation and related  footnotes in the appendix to this presentation.

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Investment Highlights
MARKET LEADER
•
Diverse, industry leading client base
COMPLETE PRODUCT
PORTFOLIO
•
Flexible, modern and complete solutions
•
Maximizes opportunities to expand market and wallet share
DYNAMIC GROWTH
MARKET
•
$30BB Federal stimulus program drives healthcare IT adoption
•
Low penetration of clinical solutions
•
Shift to value-based care drives strong long-term secular demand trends
SIGNIFICANT
OPERATING LEVERAGE
•
Proven and scalable platform for sales growth
•
Legacy of product innovation
•
Industry-leading brand awareness
HIGH QUALITY
FINANCIAL MODEL
•
Exceptional visibility with $2.7BB revenue backlog
•
~66% recurring revenue
•
Strong free cash flow

A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc. Agenda 6 MARKET DIFFERENTIATION GROWTH

A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc. 7 MARKET DIFFERENTIATION GROWTH

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
A National
Problem
A Market
that is Ready
A Significant
Opportunity
•
Quality Issues
•
Medical Errors /
Safety Concerns
•
Rising Cost
•
Significant Waste
•
$43BB
1
Opportunity
•
$30BB in Stimulus
Funding
•
~35% Penetration
in Physician
Practices
•
Rise in Employed
Physicians
•
Hospitals Driving
Adoption
•
We are at the
beginning of what
we expect will be
the single fastest
transformation of
any industry in US
history

Market: The Time is NOW
1. McKinsey & Company

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
Market: Unsustainable Trend Requiring Change

VOLUME
• Fragmented providers
and payments
• No uniform quality
• Fees for volume
• Demand increasing
VALUE
• Collaboration,
connectivity
• Clinical, financial data,
analysis
• Optimize outcomes
• Accountable care
Source: HFMA “Value in Healthcare: Current State & Future Directions June 2011

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
(In Billions)
$16BB
$10BB
$17BB

Source: McKinsey & Company

Allscripts

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
(In Billions)
$16BB
$10BB
$17BB

Source: McKinsey & Company

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
Market: MDRX Addresses the Entire Market Opportunity

Acute/Ambulatory EHR Opportunity 2010-2014 = ~$43BB
• Ambulatory
Stand-Alone
Opportunity
• Acute
Stand-Alone
Opportunity
STAND-ALONE
MARKET
INTEGRATED
MARKET
• Integrated/Complete
Solution Across
Hospitals and
Physician Practices

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Market: Significant Ambulatory Potential
PRACTICE SIZE
TOTAL # OF PRACTICES
EHR PENETRATION (July ‘11)
1-3 Physicians ~186,000 ~30%
4-9 Physicians ~28,000 ~50%
10-25 Physicians ~6,900 ~70%
26+ Physicians ~1,750 ~85%
Total 226,650 ~35%
Source: SK&A Information Services

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
HOSPITALS/HEALTH SYSTEMS
Market: Acute Care Growth Drivers

Source: HIMSS Analytics EMR Adoption Model, July 2011
LEGACY
REPLACEMENT
CYCLE
UNDER-
UTILIZATION
• Obsolete mainframe systems
• Integrate acute/ambulatory
systems
• Care Coordination
• Only ~20%* of Hospitals at
HIMSS Stage 4 adoption or higher
• Only 1%* at HIMSS Stage 7

diverse client base & offering
Excellent market coverage

Allscripts™

A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc. 13 MARKET DIFFERENTIATION GROWTH

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Differentiation: Leading Footprint Across the Market

(48% Rev)
1 of 3
MDs
1 of 3
Hospitals
(43% Rev)
10,000
Post-acute
Care Providers
(9% Rev)
Source: Allscripts Form 10Q Quarterly Report for period ended 9/30/11.  GAAP revenue percentage based on 9 month period.

Ambulatory
Electronic Health Record
Practice Management
Revenue Cycle Management
E-Prescribing
Acute
Clinical Solutions
Revenue Cycle Management
Access Management
Care Management
Performance Management
Helios Platform
Medication Management
Outsourcing and Consulting
one.patient
Community
Referral Network
Community Exchange
Community Record
Post-acute
Referral Management
Homecare

Allscripts

A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc. Differentiation: Open and Connected Portfolio 15

A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
Differentiation: The Challenge to Deliver Meaningful Care

•
Stage 1: Application
•
Stage 2: Connection
•
Stage 3: Information
•
Stage 4: Insights
•
Stage 5: Outcomes
TIME
LEVEL OF
IMPACT
(Quality, Cost)

PAYER
HOMECARE
PHARMACY
LAB
HOSPITAL
SPECIALIST
PRIMARY CARE PHYSICIAN
HEALTH SYSTEM

Allscripts

PAYER
HOMECARE
PHARMACY
LAB
SPECIALIST
HEALTH SYSTEM
PRIMARY CARE PHYSICIAN

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
Differentiation: The New Architecture of Healthcare

Old World
(Monolithic/Closed
Mainframe)
New World
(Modern/Open Platform)
Connect Inside
Connect Inside and Outside

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
•
Key stakeholders across
the community (Allscripts
Referral Network,
Allscripts Community)
•
All points of care and
all applications within
their organization

Differentiation: Allscripts Approach

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
“Clinical outcomes is the name of the game
in ACOs. This is an area where we believe
Allscripts holds a market lead, and needs
to continue to focus on delivering more
integrated outcomes modules for its
client base.”
THE ADVISORY BOARD COMPANY (APRIL 2011, “A PERSPECTIVE ON THE COMPANY”)
Differentiation: Clinical Outcomes Experience and Focus

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Differentiation: i20-Insights to Outcomes
Market values information, delivered to physicians leading to Better Results . . .
Better Outcomes . . . Insights to Outcomes
ALLSCRIPTS
OPTIMALLY
POSITIONED
•
Largest client footprint
•
Technology to connect
•
The analytics to deliver
information at the point
of care
THIS SHOWS IN
ALLSCRIPTS CLIENT
RESULTS . . .
•
Most utilization
•
Most innovation
•
Best outcomes

HOSPITAL

Performance Management Solutions

Analytics

HOSPITAL

Care Management Solutions

Care Coordination

Community Solutions

Connectivity

Allscripts

HOSPITAL
HOSPITAL
Performance Management Solutions
Care Management Solutions
Community Solutions
Analytics
Care Coordination
Connectivity

Differentiation: Deliver Solutions in a Value-Based Care Environment 21 A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc.

PATIENTS
Lists
Recently viewed (1)
Watch List
My Current Patients
Recently viewed
a. My Rounding List
b. My Consulting Patients
c. Weekend Coverage
b. My Consulting Patients
Douglas, Therese
Rowland, Naomi
Smith, Sally Ann
Van Peebles, Jennifer

Allscripts

PATIENTS
Lists
Recently viewed (1)
Watch List
My Current Patients
Recently viewed
a. My Rounding List
b. My Consulting Patients
c. Weekend Coverage
SMC-SUH-Pulmonary
Smith, Sally Ann
Kenney, Mark
Andrews, Mary K
b. My Consulting Patients
Douglas, Therese
Rowland, Naomi
Smith, Sally Ann
Van Peebles, Jennifer

A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc. Differentiation: Innovative Solutions 22 Mobile Platforms Accelerate Adoption

multiple opportunities →

Long term value

Allscripts™

A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc. 23 MARKET DIFFERENTIATION GROWTH

REVENUE2
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
06
07
08
09
10
11
5-Year CAGR ~45%
$228m
$282m
$364m
$661m
$929m
$1458m1

Allscripts

REVENUE[2]
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
5-Year CAGR ~45%
$1458m[1]
$929m
$661m
$364m
$282m
$228m
06
07
08
09
10
11

REVENUE[2]
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
06
07
08
09
10
11
5-Year CAGR ~45%
$228m
$282m
$364m
$661m
$929m
$1458m[1]

A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
Growth: Long-Term Focus

1. 2011 revenue guidance provided by Allscripts on November 3, 2011. This document does not subsequently update or reaffirm Allscripts financial guidance.
2. Annual revenue for Allscripts illustrated above is based on a GAAP presentation and is calenderized based on quarterly results. Please note Allscripts changed its fiscal year-end to May between the period of September, 2008 and May, 2010. GAAP revenue also includes the impact of acquisitions and divestitures.

Ambulatory
56%
Acute
44%

Ambulatory
58%/
Acute
42%

Non-GAAP Operating Income
($millions)
$250
$200
$150
$100
$50
0
$212
$250
$181
$222
+23%
CY2009
CY2010
9 MONTHS 9/30/10
9 MONTHS 9/30/11

Allscripts

Ambulatory
56%
Acute
44%

Ambulatory
58%/
Acute
42%

Non-GAAP Operating Income
($millions)
$250
$200
$150
$100
$50
0
$212
$250
+23%
$181
$222
CY2009
CY2010
9 MONTHS 9/30/10
9 MONTHS 9/30/11

A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
Growth: Historical Performance

Note: Please see the Non-GAAP reconciliation and related footnotes in the appendix to this presentation. tp://investor.allscripts.com
•
Non-GAAP
Revenue
CY 2010:
$1,300MM
•
Non-GAAP
Revenue
CY 2009:
$1,188MM

~170
Field sales
reps
Hospital Community
Partners
~75
Internal sales reps
All Providers
Payers
~125
Value-added Resellers
(>1,000 representatives)

Allscripts

~170
Field sales
reps
Hospital Community
Partners
~75
Internal sales reps
All Providers
Payers
~125
Value-added Resellers
(>1,000 representatives)

A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc. Growth: Distribution Outpaces the Competition 26

~$25MM
~$35MM
~$40MM
CY2011
CY2012
CY2013 & Beyond

Allscripts

~$25MM
~$35MM
~$40MM
CY2011
CY2012
CY2013 & Beyond

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
Growth: Significant Cost Synergies

Projected Cost Synergies Over Three Years
•
Duplicative management
structure
•
Duplicative public company
costs
•
Duplicative back-end office
and system integration
•
Marketing
Key Cost
Synergy Drivers

INCREMENTAL REVENUES

~$430MM + ~$820MM = ~$1,250MM

Allscripts

INCREMENTAL REVENUES
~$430MM + ~$820MM = ~$1,250MM

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
Growth: Significant Client Sales Opportunity

Sell Acute
Solutions to
Ambulatory
Care Base
Sell
Ambulatory
Solutions to
Acute Care
Base

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
Growth: Utilizing Strong Cash Flow to Enhance Value

CAPITALIZATION
ACTUAL
9/30/2011
Cash and Marketable Securities $87
Revolver ($250mm)
0
Term Loan 377
Total Debt $377
Equity 1,439
Total Capitalization $1,816
Credit Statistics
LTM EBITDA
(1)
$328
Total Debt / LTM EBITDA
(1)
1.1x
Debt / Capitalization 20.8%
•
Reduced debt by $193MM since
merger closed (8/10); $45.5MM in
Q3 2011
•
Minimum required principal payments
over next 12 months totals $40MM
•
Current borrowing cost <3%
•
$200MM, 3-year share repurchase
program instituted in the second
quarter of 2011
•
Repurchased $50MM of shares to
date
1 EBITDA is calculated as net income plus income tax expense, interest expense, stock-based compensation expense, depreciation & amortization, deferred revenue adjustments, certain one-time and transaction-related expenses, and non-recurring losses on the sale of investments minus non-recurring gains on the sale of assets, consistent with the calculation as defined in the Company’s Senior Credit Facilities agreement.
Note: Please see the Non-GAAP reconciliation and related  footnotes in the appendix to this presentation.  tp://investor.allscripts.com

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Growth: Non-GAAP Financial Outlook
CY 2010 ACTUAL CY 2011
2010 TO 2011
CHANGE
NON-GAAP
REVENUE
$1,300 $1,455 - $1,460 12%
NON-GAAP
OPERATING MARGIN
19% 21% +200 BPS
NON-GAAP
NET INCOME
$148 $174 - $179 17 – 21%
NON-GAAP
DILUTED EPS
$0.76 $0.91 - $0.93 20 – 22%
($ in millions; except per share amounts)
Note:  Guidance provided by the company in a press release on November 3, 2011. This presentation does not subsequently update or reaffirm Allscripts financial guidance.  Please see the Non-GAAP reconciliation and related  footnotes in the appendix to this presentation. tp://investor.allscripts.com shift to value →
Strong position
diverse client base & offering →
Excellent market coverage
multiple opportunities →
Long-term value

Allscripts™

A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc. 31 MARKET DIFFERENTIATION GROWTH In Summary….

32 Allscripts Investor Presentation JANUARY 2012 J.P. Morgan 30 th Annual Healthcare Conference

Slide and Financial Measure	GAAP-Non-GAAP Reconciliation
Slide 4: 2010 Non-GAAP Revenue, Net Income	Slide 34
Slide 25: 2009 & 2010 Non-GAAP Revenue	Slide 34, 35
Slide 25: 2009 & 2010 Non-GAAP Operating Income	Slide 36, 37
Slide 25: Nine Months 2010 & 2011 Non-GAAP Operating Income	Slide 38
Slide 29: Trailing Twelve Months EBITDA	Slide 39

Allscripts

Slide and Financial Measure	GAAP-Non-GAAP Reconciliation
Slide 4: 2010 Non-GAAP Revenue, Net Income	Slide 34
Slide 25: 2009 & 2010 Non-GAAP Revenue	Slide 34, 35
Slide 25: 2009 & 2010 Non-GAAP Operating Income	Slide 36, 37
Slide 25: Nine Months 2010 & 2011 Non-GAAP Operating Income	Slide 38
Slide 29: Trailing Twelve Months EBITDA	Slide 39

A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc. Appendix: Non-GAAP Reconciliations 33

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Appendix: Non-GAAP Reconciliation
•
GAAP – non-GAAP revenue and net income reconciliation for the twelve months ended
December 31, 2010.
Three Months
Ended
Twelve Months
Ended
12/31/2010 12/31/2010
Allscripts Eclipsys Q1 2010 Allscripts Eclipsys Q2 2010 Allscripts Eclipsys
Additional
Int Exp(a) Q3 2010 Q4 2010 CY 2010
Total revenue, as reported $184.4 $128.4 $312.8 $191.4 $134.4 $325.8 $191.2 $51.2 $0.0 $242.4 $316.2 $1,197.2
     Deferred revenue adjustment 0.5 0.0 0.5 0.6 0.0 0.6 0.5 6.7 0.0 7.2         20.9 29.2
     Eclipsys results pre-merger period (7/1/10-8/23/10) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 79.5 0.0 79.5       0.0 79.5
Total non-GAAP revenue $184.9 $128.4 $313.3 $192.0 $134.4 $326.4 $191.7 $137.4 $0.0 $329.1 $337.1 $1,305.9
Net income, as reported $18.6 $5.4 $24.0 $13.1 $1.6 $14.7 $5.4 ($4.0) $0.0 $1.4 ($6.2) $33.9
     Deferred revenue adjustment 0.3 0.0 0.3 0.3 0.0 0.3 0.3 4.0 0.0 4.3 12.7 17.6
     Acquisition-related amortization 3.4 1.9 5.3 3.5 1.8 5.3 3.4 3.0 0.0 6.4 10.6 27.6
     Stock-based compensation expense 2.4 3.4 5.8 1.8 2.9 4.7 4.0 0.0 0.0 4.0 2.3 16.8
     Transaction-related expense 0.1 0.0 0.1 7.7 2.0 9.7 16.0 5.5 (1.9) 19.6 10.9 40.3
     ARS Sales 0.0 0.0 0.0 0.0 0.9 0.9 0.0 0.0 0.0 0.0 0.0 0.9
     Tax rate alignment 0.7 0.0 0.7 (0.2) 0.0 (0.2) (1.6) (0.2) 0.0 (1.8) 8.4 7.1
     Eclipsys results pre-merger period (7/1/10-8/23/10) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 2.9 0.0 2.9 0.0 2.9
Non-GAAP net income $25.5 $10.7 $36.2 $26.2 $9.2 $35.4 $27.5 $11.2 ($1.9) $36.8 $38.7 $147.1
(a) Transaction-related expenses are fees and expenses, including legal, investment banking and accounting fees and other integration-related expenses, incurred in connection with announced transactions.
3/31/10 6/30/10 9/30/2010
Allscripts Healthcare Solutions, Inc.
Non-GAAP Financial Information - 2010  Financial Information
(In millions, except per-share amounts)
(unaudited)
Three Months Ended Three Months Ended Three Months Ended

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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Appendix: Non-GAAP Reconciliation
•
GAAP – non-GAAP revenue reconciliation for the twelve months ended November 30,
2009 (Allscripts) and twelve months ended December 31, 2009 (Eclipsys).
Allscripts
(11/30/2009)
Eclipsys
(12/31/2009) Non-GAAP
Total revenue, as reported $661.1 $519.1 $1,180.2
     Deferred revenue adjustment 9.7 8.0 $17.7
     Elimination of prepackaged medications (9.7) 0.0 ($9.7)
Total non-GAAP revenue
$661.1 $527.1 $1,188.2
Twelve Months Ended
Allscripts Healthcare Solutions, Inc.
Condensed Non-GAAP Financial Information
(In millions, except per-share amounts)
(Unaudited)

Allscripts Healthcare Solutions, Inc.

2009 Non-GAAP Financial Information

(In millions, except per-share amounts)

(Unaudited)

	Three Months Ended			Three Months Ended			Three Months Ended			Three Months Ended			Twelve Months Ended		
	2/28/09	3/31/09	Q1 2009	5/31/09	6/30/09	Q2 2009	8/31/09	9/30/09	Q3 2009	11/30/09	12/31/09	Q4 2009	11/30/09	12/31/09	CY 2009
	Allscripts	Eclipsys	Non-GAAP	Allscripts	Eclipsys	Non-GAAP	Allscripts	Eclipsys	Non-GAAP	Allscripts	Eclipsys	Non-GAAP	Allscripts	Eclipsys	Non-GAAP
Operating income, as reported	$22.8	($0.1)	$22.7	$23.6	($2.2)	$21.4	$21.6	$4.5	$26.1	$26.7	$7.2	$33.9	$94.7	$9.4	$104.1
Deferred revenue adjustment	3.1	1.5	4.6	2.6	3.1	5.7	2.6	0.5	3.1	1.4	1.8	3.2	9.7	6.9	16.6
Acquisition-related amortization	6.1	3.1	9.2	5.7	3.1	8.8	5.7	3.1	8.8	5.7	3.1	8.8	23.2	12.4	35.6
Stock-based compensation expense	2.1	4.4	6.5	2.6	6.8	9.4	3.3	3.6	6.9	4.4	3.4	7.8	12.4	18.2	30.6
Transaction-related expense (a)	3.5	0.0	3.5	7.2	0.0	7.2	3.9	0.0	3.9	1.3	0.0	1.3	15.9	0.0	15.9
Restructuring	0.0	5.4	5.4	0.0	3.2	3.2	0.0	1.1	1.1	0.0	0.0	0.0	0.0	9.7	9.7
Elimination of prepackaged medications	(1.0)	0.0	(1.0)	(0.1)	0.0	(0.1)	0.0	0.0	0.0	0.0	0.0	0.0	(1.1)	0.0	(1.1)
Total non-GAAP operating income	$36.6	$14.3	$50.9	$41.6	$14.0	$55.6	$37.1	$12.8	$49.9	$39.5	$15.5	$55.0	$154.8	$56.6	$211.5

Allscripts Healthcare Solutions, Inc.

2009 Non-GAAP Financial Information

(In millions, except per-share amounts)

(Unaudited)

	Three Months Ended			Three Months Ended			Three Months Ended			Three Months Ended			Twelve Months Ended		
	2/28/09	3/31/09	Q1 2009	5/31/09	6/30/09	Q2 2009	8/31/09	9/30/09	Q3 2009	11/30/09	12/31/09	Q4 2009	11/30/09	12/31/09	CY 2009
	Allscripts	Eclipsys	Non-GAAP	Allscripts	Eclipsys	Non-GAAP	Allscripts	Eclipsys	Non-GAAP	Allscripts	Eclipsys	Non-GAAP	Allscripts	Eclipsys	Non-GAAP
Operating income, as reported	$22.8	($0.1)	$22.7	$23.6	($2.2)	$21.4	$21.6	$4.5	$26.1	$26.7	$7.2	$33.9	$94.7	$9.4	$104.1
Deferred revenue adjustment	3.1	1.5	4.6	2.6	3.1	5.7	2.6	0.5	3.1	1.4	1.8	3.2	9.7	6.9	16.6
Acquisition-related amortization	6.1	3.1	9.2	5.7	3.1	8.8	5.7	3.1	8.8	5.7	3.1	8.8	23.2	12.4	35.6
Stock-based compensation expense	2.1	4.4	6.5	2.6	6.8	9.4	3.3	3.6	6.9	4.4	3.4	7.8	12.4	18.2	30.6
Transaction-related expense (a)	3.5	0.0	3.5	7.2	0.0	7.2	3.9	0.0	3.9	1.3	0.0	1.3	15.9	0.0	15.9
Restructuring	0.0	5.4	5.4	0.0	3.2	3.2	0.0	1.1	1.1	0.0	0.0	0.0	0.0	9.7	9.7
Elimination of prepackaged medications	(1.0)	0.0	(1.0)	(0.1)	0.0	(0.1)	0.0	0.0	0.0	0.0	0.0	0.0	(1.1)	0.0	(1.1)
Total non-GAAP operating income	$36.6	$14.3	$50.9	$41.6	$14.0	$55.6	$37.1	$12.8	$49.9	$39.5	$15.5	$55.0	$134.8	$56.6	$211.5

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Appendix: Non-GAAP Reconciliation
•
GAAP – non-GAAP operating income reconciliation by quarter and twelve months ended December 31, 2009 (Eclipsys) and November 30, 2009 (Allscripts).

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Appendix: Non-GAAP Reconciliation
•
GAAP – non-GAAP operating income reconciliation by quarter and twelve months ended December 31, 2010.
Three Months
Ended
Twelve Months
Ended
12/31/2010 12/31/2010
Allscripts Eclipsys Q1 2010 Allscripts Eclipsys Q2 2010 Allscripts Eclipsys
Additional
Int Exp(a) Q3 2010 Q4 2010 CY 2010
Operating income, as reported $32.0 $10.7 $42.7 $20.5 $5.4 $25.9 $6.0 ($7.2) $0.0 ($1.2) $9.5 $76.9
     Deferred revenue adjustment 0.5 0.0 0.5 0.6 0.0 0.6 0.5 6.7 0.0 7.2         20.9 29.2
     Acquisition-related amortization 5.6 3.1 8.7 5.6 3.1 8.7 5.6 4.9 0.0 10.5       17.4 45.3
     Stock-based compensation expense 3.9 3.7 7.6 2.9 3.7 6.6 6.6 0.0 0.0 6.6         3.7 24.5
     Transaction-related expense (a) 0.2 0.0 0.2 12.5 3.5 16.0 26.1 9.1 0.0 35.2       17.8 69.2
     Eclipsys results pre-merger period (7/1/10-8/23/10) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 4.7 0.0 4.7         0.0 4.7
Total non-GAAP operating income $42.2 $17.5 $59.7 $42.1 $15.7 $57.8 $44.8 $18.2 $0.0 $63.0 $69.3 $249.8
Allscripts Healthcare Solutions, Inc.
Non-GAAP Financial Information - 2010  Financial Information
(In millions, except per-share amounts)
(unaudited)
Three Months Ended Three Months Ended Three Months Ended
(a) Transaction-related expenses are fees and expenses, including legal, investment banking and accounting fees and other integration-related expenses, incurred in connection with announced transactions.
3/31/10 6/30/10 9/30/2010

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Appendix: Non-GAAP Reconciliation
•
GAAP – non-GAAP operating income and margin reconciliation for the three and nine months ended September 30, 2011 and 2010.
9/30/11 9/30/10 9/30/11 9/30/10
Total revenue, as reported $368.8 $242.4 $1,060.9 $618.2
Deferred revenue adjustment 2.6 7.2 20.1 8.3
Eclipsys results pre-merger period 0.0 79.5 0.0 342.3
Total non-GAAP revenue $371.4 $329.1 $1,081.0 $968.8
Operating income (loss), as reported $37.4 ($1.2) $94.0 51.4
Deferred revenue adjustment 2.6 7.2 20.1 8.3
Acquisition-related amortization 16.6 10.5 49.9 27.9
Stock-based compensation expense 9.9 6.6 25.8 20.8
Transaction-related expense (a) 8.8 35.2 32.1 51.4
Eclipsys results pre-merger period 0.0 4.7 0.0 20.7
Total non-GAAP operating income $75.3 $63.0 $221.9 $180.5
Total non-GAAP operating income as a
percentage of non-GAAP revenue
20.3% 19.1% 20.5% 18.6%
(a) Transaction-related expenses are fees and expenses, including legal, investment banking and accounting fees and other integration-related expenses, incurred in connection with announced transactions.
Allscripts Healthcare Solutions, Inc.
Condensed Non-GAAP Financial Information
(Unaudited)
Three Months
Ended
Three Months
Ended
Nine Months
Ended
Nine Months
Ended

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Appendix: Non-GAAP Reconciliation
•
GAAP – non-GAAP EBITDA reconciliation for the 12 months ended September 30, 2011
EBITDA Calculation ($ in thousands)
Combined Results for
Allscripts and Eclipsys for the
12 months ended 9/30/11
Net income, as reported $43.3
Taxes 38.8
Stock-based compensation expense 37.3
Depreciation and Amortization 121.0
Interest expense 23.3
Transaction-related expenses 23.3
Deferred revenue adjustment 41.0
Gain on Sale of Assets (0.3)
Earnings before interest, taxes, depreciation and amortization $327.5
Allscripts Healthcare Solutions, Inc.
Condensed Non-GAAP Financial Information
(In millions, except per-share amounts)
(Unaudited)

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Footnotes Regarding Financial Guidance
Financial guidance was last provided by the company in a press release on November 3, 2011. This presentation does not subsequently update or reaffirm Allscripts financial guidance.
Allscripts non-GAAP guidance for calendar 2011 assumes the following adjustment to approximately $1,458.0 million in GAAP revenue: approximately $21.0 million, pre-tax for an acquisition-related deferred revenue adjustment. Non-GAAP guidance for calendar 2011 assumes the following adjustments to GAAP operating and net income: approximately $66.5 million of acquisition-
related amortization; approximately $36.0 million in stock-based compensation expense; and approximately $21.0 million in deferred revenue, all on a pre-tax basis. Allscripts 2011 non-GAAP net income and diluted earnings per share guidance assumes a 37.5-38.0 percent tax rate.

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Explanation of Non-GAAP Financial Measures
Allscripts reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, Allscripts presents in this press release total non-GAAP revenue, gross profit, operating income and net income, including non-GAAP net income on a per share basis, which are non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended.
Total non-GAAP revenue consists of GAAP revenue as reported and Eclipsys revenue for periods prior to the August 24, 2010 consummation of the
2010 merger with Eclipsys (2010 Merger) and adds back the acquisition-related deferred revenue adjustment booked for GAAP purposes. Total non-GAAP gross profit consists of GAAP gross profit as reported and Eclipsys gross profit for periods prior to the consummation of the 2010
Merger and adds back the acquisition-related deferred revenue adjustment booked for GAAP purposes. Total non-GAAP operating income consists of GAAP operating income as reported and Eclipsys operating income for periods prior to the consummation of the 2010 Merger and adds back the acquisition-related deferred revenue adjustment booked for GAAP purposes and excludes acquisition-related amortization, stock-based compensation expense and transaction-related expenses. Non-GAAP net income consists of GAAP net income as reported and includes Eclipsys net income for periods prior to the consummation of the 2010 Merger, excludes acquisition-related amortization, stock-based compensation expense and transaction-related expenses, adds back the acquisition-related deferred revenue, in each case net of any related tax effects. Non-GAAP net income also includes a tax rate alignment adjustment.
Management also believes that non-GAAP revenue, gross profit, operating income and net income and non-GAAP net income on a per share basis provide useful supplemental information to management and investors regarding the underlying performance of the Company's business operations and facilitates comparisons of the separate 2010 pre-merger results of legacy Allscripts and legacy Eclipsys to that of the Company's 2010 post-
merger results. Acquisition accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments that we have provided and discussed herein. Management also uses this information internally for forecasting and budgeting as it believes that the measure is indicative of the Company's core operating results. In addition, the Company uses non-GAAP revenue, operating income and/or net income to measure achievement under the Company's stock and cash incentive compensation plans. Note, however, that non-GAAP revenue, gross profit, operating income and net income and non-GAAP net income on a per share basis are performance measures only, and they do not provide any measure of the Company's cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with GAAP financial measures contained within the attached condensed consolidated financial statements.